SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 28, 2003



                                MORGAN STANLEY
            (Exact name of registrant as specified in its charter)



            Delaware                          1-11758                          36-3145972
(State or other jurisdiction of     (Commission File Number)       (I.R.S. Employer Identification
       incorporation)                                                           Number)


                    1585 Broadway, New York, New York 10036
         (Address of principal executive offices, including zip code)



      Registrant's telephone number, including area code: (212) 761-4000


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.    Other Events

     On April 28, 2003, Morgan Stanley, along with nine other financial services firms operating in the U.S., reached a final settlement with the United States Securities and Exchange Commission (the "SEC"), the New York State Attorney General's Office, the New York Stock Exchange (the "NYSE"), the National Association of Securities Dealers (the "NASD"), and the North American Securities Administrators Association (on behalf of state securities regulators) to resolve their investigations relating to alleged research conflicts of interest. The final settlement concludes extensive investigations that began more than a year and a half ago, in which Morgan Stanley cooperated fully. Morgan Stanley had previously reported an agreement in principle with regulators in its Report on Form 8-K dated December 19, 2002.

     Without admitting or denying allegations with respect to violations of certain rules of the NYSE and NASD relating to investment research activities (there were no allegations of fraud or federal securities law violations made against Morgan Stanley), Morgan Stanley entered into consents and other documentation pursuant to which Morgan Stanley has agreed, among other things, to (1) pay $25 million as a penalty, (2) pay $25 million as disgorgement of commissions and other monies, (3) provide $75 million over five years to make available independent third-party research to clients, (4) adopt internal practices and procedures that will further enhance steps it has taken to ensure research analyst integrity and promote investor confidence and (5) be permanently restrained and enjoined from violating certain rules of the NYSE and NASD relating to investment research activities. In connection with the final settlement, Morgan Stanley also voluntarily agreed to adopt restrictions on the allocation of shares in initial public offerings to certain corporate executives and directors.

                                   *   *   *

     The information above may contain forward-looking statements. These statements reflect management's beliefs and expectations, and are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of the risks and uncertainties that may affect Morgan Stanley's future results, please see "Certain Factors Affecting Results of Operations" in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II, Item 7 and "Competition" and "Regulation" in Part I, Item 1 of Morgan Stanley's Annual Report on Form 10-K for the fiscal year ended November 30, 2002 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part I, Item 2 of Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended February 28, 2003.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                MORGAN STANLEY
                                -----------------------------------------------
                                (Registrant)

                                By:       /s/ Martin M. Cohen
                                    -------------------------------------------
                                    Name:   Martin M. Cohen
                                    Title:  Assistant Secretary and Counsel




Date:  April 30, 2003